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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 21, 1997, in the Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Cardima, Inc. for the registration of 2,616,250 shares of its common stock.

                                                          /s/ Ernst & Young LLP

Palo Alto, California

April 28, 1997